THIRD MODIFICATION OF PURCHASE AGREEMENT

         This THIRD MODIFICATION OF PURCHASE AGREEMENT (hereinafter referred to as the "Third Modification") is entered into by and between Dina, Inc. ("Seller"), RECON Real Estate Consultants, Inc. ("RECON") and INN-Vestors, Inc., as the Successor to Hospitality Plus Corporation (hereinafter "Purchaser"), for the purpose of modifying some of the terms of that certain PURCHASE AGREEMENT (hereinafter referred to as the "Agreement") dated April 18, 2002, entered into by and between Seller and Purchaser, as previously modified by that certain MODIFICATION OF PURCHASE AGREEMENT (the "First Modification") and that certain SECOND MODIFICATION OF PURCHASE AGREEMENT dated July 30, 2002 (the "Second Modification"). The Agreement, First Modification and Second Modification are collectively the "Contract."

                                    RECITALS

          1. Pursuant to Paragraph 3 of the Second Modification, Purchaser was to obtain the $3,500,000.00 Bridge Loan to begin remodeling the hotel within ninety (90) days after the Closing.

          2. In the event Purchaser was unable to obtain the Bridge Loan within the 90-day period, Seller was granted the option of repurchasing the hotel, free and clear of liens and encumbrances, in consideration of its delivery of the Stock to Purchaser (the "Repurchase Option").

          3. At this time, Purchaser has requested Seller to release its Repurchase Option and Seller has agreed to release its Repurchase Option under the terms of this Third Modification.

          NOW, THEREFORE, the parties do hereby agree:

          That Purchaser will:

     A. Close on a loan from a Third Party Institutional Lender in the amount of at least $3,500,000.00 within one hundred fifty (150) days after the Closing (the "Loan Deadline") and will commence and diligently pursue remodeling of the hotel located on the Property using the proceeds of the Bridge Loan solely for the purpose of remodeling the hotel (the "Obligation"); provided, however, this Obligation will be void once Seller sells all or part of the Stock it received at the Closing.

     B. Purchaser will be in default under the terms of the Contract under the following conditions ("Event of Default"):

          (i) The Bridge Loan is not closed with a Third Party Institutional Lender by the Loan Deadline; or

          (ii) Purchaser does not immediately proceed to make improvements to the hotel within thirty (30) days after closing the Bridge Loan and continue making improvements diligently, without cessation; or
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          (iii) The  Property  becomes  encumbered  by any lien  other  than the
     Bridge Loan without the prior written consent of Seller, which shall not be unreasonably withheld or delayed; provided, however, this section (iii) will be void once Seller files a form SB-2 Registration Statement with the Securities Exchange Commission registering the Stock so that the Stock can be traded on a national exchange.

     C. For purposes of this Third Modification, a "Third Party Institutional Lender" will include a national or state bank, insurance company, a municipality or entity related to a municipality.

                D. Time is of the essence in the performance of this Third Modification.

                E. Terms not otherwise defined herein shall have the same meaning as defined in the Contract.

                F. This Agreement may be executed in multiple counterparts which collectively will be deemed an original.

         EXECUTED to be effective as of                              , 2002.
                                        -----------------------------

                                     SELLER:

                                     DINA, INC.,
                                     a Texas corporation

                                     By: /s/ Elias T. Acero
                                        ---------------------------
                                            Elias T. Acero
                                     Its:   President

                                     PURCHASER:

                                      INN-Vestors, Inc.

                                      By:___________________________________
                                      Printed Name:_________________________
                                      Title:________________________________

                                      RECON Real Estate Consultants, Inc.

                                      By:
                                         -----------------------------------
                                           Mark M. Blaugrund
                                      Its: President